Exhibit 99.2

Shareholder Presentation May 10, 2019 Nasdaq: MMAC www.mmacapitalholdings.com 3600 O’Donnell Street, Suite 600, Baltimore, MD 21224 (443) 263-2900

Disclaimer • This presentation and any related oral statements contain forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “seek,” “would,” “could” and similar words or expressions and are made in connection with discussions of future operating or financial performance. • Forward-looking statements reflect our management’s expectations at the date of this presentation regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated by the forward-looking statements. There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this presentation. They include the factors discussed in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission (“SEC”) on March 14, 2019. • Readers are cautioned not to place undue reliance on forward-looking statements in this presentation. We do not undertake to update any forward-looking statements included in this presentation. The statements in this presentation are for the convenience of our shareholders, capital partners and other stakeholders and are qualified in their entirety by reports that we file with the SEC. 2 MMA Capital Holdings, Inc.

Table of Contents • Executive Summary • Mission, Performance & Manager • Track Record • Portfolios – Overview • Energy Capital • Other Assets and Liabilities • Future • Appendix – Select Financial Data 3 MMA Capital Holdings, Inc.

Executive Summary • MMA Capital Holdings, Inc. (“MMAC”, “our” or the “Company”) invests in debt associated with renewable energy infrastructure and real estate. • MMAC’s GAAP diluted common shareholders’ equity (“Book Value”) per share decreased to $36.11 at March 31, 2019 from $36.20 at December 31, 2018. • MMAC’s share price increased 20.2% to $30.29 at March 31, 2019 from $25.20 at December 31, 2018. • MMAC had $396.1 million of federal net operating losses (“NOLs”) at December 31, 2018, which, at current tax rates, could enable the Company to offset up to $83.2 million of future federal income taxes. The NOLs are currently fully reserved and therefore, have no impact on our Book Value. • At March 31, 2019, MMAC had $89.4 million of subordinated debt that had a carrying value of $97.2 million and was estimated to have a fair value between $60.2 million and $42.6 million using a market yield of 9.3% and 14.3%, respectively. • MMAC’s assets and liabilities are currently organized into two portfolios: Energy Capital and Other Assets and Liabilities. • MMAC is focused on growing its return on equity by further recycling equity out of existing investments, such as bond-related investments with premiums that will otherwise decrease with the passage of time, as well as other assets that are generating lower returns, into the Energy Capital portfolio, which we believe will generate higher returns. 4 MMA Capital Holdings, Inc.

Mission, Performance & Manager • Mission Statement – We invest in debt associated with renewable energy infrastructure and real estate. We focus on investments with attractive risk-adjusted returns that generate positive environmental or social impacts, with an emphasis on renewable energy debt investments. • Performance – We measure our performance based on the long-term growth in both Book Value per share and share price. • Manager – MMAC is externally managed by Hunt Investment Management, LLC (together with its affiliates, “Hunt”). • The senior management team responsible for MMAC averages 23 years of experience in either real estate or renewable energy and 16 years working with MMAC. • Hunt, which was founded in 1947 and is privately owned, is dedicated to fostering long-term partnerships through the development, investment, management and financing of real estate investments and public infrastructure. • During the first half of 2018, MMAC issued 250,000 shares to an affiliate of Hunt at an average price of $33.50/share, which was MMAC’s first share issuance to an institutional investor in over a decade and raised approximately $8.4 million. • MMAC’s directors and executive officers and an affiliate of Hunt collectively own approximately 17% of the outstanding shares of the Company. 5 MMA Capital Holdings, Inc.

Track Record • Since December 31, 2013 and for the first quarter of 2019, MMAC has generally realized significant growth in its two key performance metrics: • Book Value per share increased by 353% and decreased nominally, respectively. • MMAC’s share price increased by 443% and 20%, respectively. 6 MMA Capital Holdings, Inc.

Portfolios – Overview MMAC’s assets and liabilities are currently organized into two portfolios: Energy Capital In our Energy Capital portfolio, we invest in loans that finance renewable energy projects to enable developers, design and build contractors and system owners to develop, build and operate renewable energy systems throughout North America. These loans include late-stage development, construction and, to a significantly lesser extent, permanent loans. Other Assets and Liabilities In our Other Assets and Liabilities portfolio, we manage the Company’s bond-related investments, cash, loan receivables, real estate-related investments, subordinated debt and other assets and liabilities of the Company. 7 MMA Capital Holdings, Inc. 12/31/2018 Energy Capital Other Assets and Liabilities 12/31/20173/31/2019Allocation of Asset Values By Portfolio:

Energy Capital • In the Energy Capital portfolio, MMAC typically invests, alongside an institutional capital partner, in three ventures (“Solar Ventures”) that primarily finance the development and construction of renewable energy projects. • As of March 31, 2019, the combined carrying value of MMAC’s investments in the Solar Ventures was $130.4 million, compared to $126.3 million at December 31, 2018. • The $4.1 million increase in the carrying value of such investments was comprised of $3.7 million of net earnings allocable to the Company and $0.4 million of net capital contributions. • The Solar Ventures have exclusivity on late-stage development, construction and permanent renewable energy loan opportunities in North America that are originated and managed by our external manager. • The Solar Venture loans typically are underwritten for unleveraged internal rates of return (“IRR”) between 10% to 15%, before expenses, range in size from $2 million to over $50 million and have a duration of between 3 months and 5 years. • At March 31, 2019, the loans that were funded through the Solar Ventures had an aggregate unpaid principal balance (“UPB”) of $232.1 million, compared to $250.8 million at December 31, 2018, a weighted-average remaining maturity of 9 months and a weighted-average coupon of 10.7%. • These loans generated origination fees that ranged from 1.0% to 3.0% on committed capital and featured fixed-rate coupons ranging from 7.0% to 18.0% on the outstanding UPB. • The current strength of the external manager’s pipeline and the recycling of capital from the Other Assets and Liabilities portfolio afford MMAC the opportunity to deploy additional equity into the Energy Capital portfolio, at what we believe are attractive risk-adjusted returns. 8 MMA Capital Holdings, Inc.

$834 $192 $381 $41 $24 Construction Hybrid Development Term Bridge/Mezz Energy Capital, continued • From their inception in 2015 through March 31, 2019, the Solar Ventures have: • Closed on $1.5 billion of debt commitments. • Invested in over 115 project-based loans for the development of over 550 renewable energy project sites. • Enabled the completion of over 4.2 gigawatts of renewable energy, which amount to approximately 168,000 gigawatt hours over 30 years and will offset approximately: ▪ 118.7 million metric tons of CO₂ or ▪ 13.4 billion gallons of gasoline. • Over 90 loans totaling $1.1 billion of commitments have been repaid, without any loss of invested principal, generating a weighted-average IRR of 16.1%, which was on average higher than originally underwritten. 9 MMA Capital Holdings, Inc. Closed Loans in 17 states, D.C. and one U.S. territory Closed Loan Commitment Amounts $ in millions $2 $12 $67 MaxAverageMin Closed Loan Commitments by Product Type $ in millions

Other Assets and Liabilities The Other Assets and Liabilities portfolio includes primarily the following assets, which are subject to our recycling efforts, and liabilities. Hunt Loan Receivable • A note that generates interest income at an interest rate of 5.0% and that had a carrying value and UPB of $67 million at March 31, 2019. • The note is interest only until March 31, 2020 when it will begin to amortize in 20 equal quarterly installments of $3.35 million over the following five years. Real Estate-Related Investments • An equity investment in Spanish Fort Town Center, a mixed-use development located near Mobile, AL. • A land development project in Winchester, VA. • A limited partnership interest in the South Africa Workforce Housing Fund. • All of these assets are non-core and subject to disposition, or run-off, but the timeline for each is unclear at this time. NOL Carry Forwards • We had, at December 31, 2018, $396.1 million of federal NOLs, of which approximately $380 million are subject to expiration between 2028 and 2035. • At current tax rates, these NOLs could enable the Company to offset up to $83.2 million of future federal income taxes. • At March 31, 2019, our deferred tax assets were fully reserved and will remain fully-reserved until such time that it is more likely than not that all, or a portion of, the corresponding tax benefits are expected to be realized. LIBOR-Based Long-Term Subordinated Debt • The subordinated debt, which is senior only to shareholders’ equity and has limited financial covenants, carries an interest rate of 3- month LIBOR plus a 2.0% spread and amortizes 2.0% annually until a balloon payment at maturity in 2035. • The interest rate risk associated with this debt obligation is partially hedged until October 2026 with a series of swaps that effectively fix $35 million of LIBOR exposure at 1.61% and with a $35 million 3.0% interest rate cap. • LIBOR is widely expected to be discontinued in the marketplace after 2021 and while there are provisions for such a transition in the debt documents, the effect of those provisions and the impact of the loss of LIBOR on the subordinated debt and the associated hedges cannot be accurately predicted at this time. 10 MMA Capital Holdings, Inc.

Other Assets and Liabilities – continued • Bond-related investments consist of fixed rate bonds that finance affordable housing and infrastructure in the U.S. We utilize floating rate total return swap arrangements (“TRS”) to finance our bonds and also hedge a portion of the interest rate risk. • At March 31, 2019, our bond-related investments were comprised of: • All bond-related investments as of March 31, 2019 were eligible to be prepaid at par by 2022. Therefore, regardless of subsequent changes in interest rates and credit spreads, performing bond-related investment fair value premiums will decrease to zero over the next few years as the fair values of such bond-related investments move to par with the passage of time, which would cause projected returns over that period to be lower than prospective Energy Capital investments. • As of March 31, 2019, the notional balance of our TRS leverage was $33.4 million. • The TRS agreements require the Company to pay interest to its counterparty at a rate that is based on SIFMA plus a spread of 1.35%; the weighted average TRS term is 1.6 years. • As of March 31, 2019, MMAC hedged the TRS exposure with a $30.0 million SIFMA pay fixed interest rate swap that matures in 2023. 11 MMA Capital Holdings, Inc. $ in millions UPB Fair Value Fair Value as Percentage of UPB Weighted Average Pay Rate Weighted Average Debt Service Coverage Number of Bonds Multifamily tax-exempt bonds $ 51.1 $ 58.0 113.5% 6.13% 1.23x 10 Infrastructure bond $ 27.2 $ 25.6 94.1% 6.30% 1.15x 1 Total bond-related investments $ 78.3 $ 83.6 106.8% 6.20% 1.20x 11

Future Moving forward, we expect MMAC to grow its Book Value per share and share price by: • Staying true to our mission; • Retaining and reinvesting our pre-tax earnings through the use of our NOLs; • Increasing the Company’s return on invested capital by redeploying equity out of the Other Assets and Liabilities portfolio and into the Energy Capital portfolio; • Enabling certain institutional investors, including funds that track certain market indices, to invest in our common shares through our shareholder-approved conversion to a corporation; • We anticipate that this conversion will cause the Company to be eligible for inclusion in certain indices upon their next reconstitution measurements later this quarter, subject to meeting the qualification requirements of any individual index. • Offering additional equity, when accretive; • We continue to assess the implementation of additional share buyback plans. • Leveraging our investments prudently; • Identifying and deploying leverage for the Energy Capital portfolio. • Lowering our overhead, in total and as a percentage of equity; and • Exploring opportunities in related investment spaces. 12 MMA Capital Holdings, Inc.

Appendix – Select Financial Data The select financial data provided in this Appendix can be found in MMAC’s March 31, 2019 Form 10-Q. 13 MMA Capital Holdings, Inc.

Appendix 14 MMA Capital Holdings, Inc. Appendix – Select income statement and per share data MMA Capital Holdings, Inc. Consolidated Financial Highlights (Unaudited) As of and for the three months ended (in thousands, except per common share data) March 31, 2019 December 31, 2018 Selected income statement data Net interest income $ 1,679 $ 2,260 Non-interest income 6,111 19,662 Other expenses 4,888 4,084 Net income before income taxes 2,902 17,838 Income tax (expense) benefit (13) 54 Net (loss) income from discontinued operations, net of tax (7) 13,384 Net income $ 2,882 $ 31,276 Earnings per share data Net income: Basic $ 0.49 $ 5.34 Diluted 0.49 5.25 Average shares: Basic 5,882 5,859 Diluted 5,882 5,954 Market and per common share data Market capitalization $ 175,009 $ 145,586 Common shares at period-end 5,884 5,882 Share price during period: High 33.88 27.45 Low 20.02 25.00 Closing price at period-end 30.29 25.20 Book value per common share: Basic and Diluted 36.11 36.20

Appendix 15 MMA Capital Holdings, Inc. Appendix – Select balance sheet data and rollforward of common shareholders’ equity MMA Capital Holdings, Inc. Consolidated Financial Highlights (Unaudited) As of and for the three months ended (in thousands, except per common share data) March 31, 2019 December 31, 2018 Selected balance sheet data (period end) Cash and cash equivalents $ 28,773 $ 28,243 Investments in debt securities 81,102 97,190 Investment in partnerships 159,145 155,079 Loans held for investment 67,299 67,299 All other assets 20,022 16,575 Total assets $ 356,341 $ 364,386 Debt $ 140,239 $ 149,187 All other liabilities 3,635 2,289 Total liabilities 143,874 151,476 Common shareholders' equity $ 212,467 $ 212,910 Rollforward of common shareholders' equity Common shareholders' equity - at beginning of period $ 212,910 $ 193,547 Net income 2,882 31,276 Other comprehensive loss (3,140) (13,288) Common share repurchases — (1,810) Common shares issued and options exercised — 5,462 Cumulative change due to change in accounting principle (267) — Other changes in common shareholders' equity 82 (2,277) Common shareholders' equity - at end of period $ 212,467 $ 212,910

Nasdaq: MMAC For more information, please visit our website at www.mmacapitalholdings.com Or, contact Investor Relations directly at 443-263-2900 | 855-650-6932 info@mmacapitalholdings.com 16 MMA Capital Holdings, Inc.